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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    October 14, 2005

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                            ONETRAVEL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                     1-8662                  23-2265039
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


      5775 Peachtree Dunwoody Road
          Building G, Suite 300
            Atlanta, Georgia                                     30346
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (770) 730-2860

       6836 Morrison Boulevard, Suite 200, Charlotte, North Carolina 28211
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

      (a) On October 19, 2005, OneTravel Holdings, Inc. (the "Registrant") received a notice from the American Stock Exchange (the "AMEX"), the national securities exchange that maintains the principal listing for the Registrant's common stock, of failure to satisfy certain of the AMEX's continued listing standards. This notice relates to the failure of the Registrant to timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2005 with the Securities and Exchange Commission, as required by Sections 134 and 1101 of the AMEX Company Guide (the "AMEX Company Guide"). The notice indicates that the Registrant is required to contact the AMEX by October 16, 2005 to discuss new developments and indicate whether or not it intends to submit a plan of compliance. Further, the notice states that in order to maintain its AMEX listing, the Registrant must submit a plan by November 2, 2005, advising the AMEX of actions it has taken, or will take, that would bring the Registrant in compliance with the AMEX Company Guide by no later than December 12, 2005. The Registrant expects to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2005 with the Securities and Exchange Commission within these time periods as needed to provide a timely response to the AMEX notice and thereby comply with the AMEX continued listing standards. The press release issued by the Registrant on October 21, 2005 with respect to the AMEX notice of failure to satisfy certain of the AMEX's continued listing standards is filed herewith as Exhibit 99.1.

      (b) On October 14,2005, the Registrant notified the AMEX that it failed to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2005 with the Securities and Exchange Commission in a timely manner on or prior to October 13, 2005, as required by the Company Guide.


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Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

      Exhibit No.     Description
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         99.1         Press Release issued October 21, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 21, 2005

                                                     ONETRAVEL HOLDINGS, INC.


                                                     By:  /s/ Marc E. Bercoon
                                                          ----------------------
                                                          Marc E. Bercoon,
                                                          President



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                                  Exhibit Index
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       Exhibit No.     Description
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       99.1            Press Release issued October 21, 2005